UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Digirad Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DIGIRAD CORPORATION
1048 Industrial Court
Suwanee, Georgia 30024
_____________________________________
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 1, 2015
To the Stockholders of Digirad Corporation:
You are cordially invited to attend our annual meeting of stockholders on May 1, 2015. We will hold the meeting at 10:00 a.m. Eastern Daylight Time at our headquarters at 1048 Industrial Court, Suwanee, Georgia 30024.
In connection with the annual meeting, we have prepared a proxy statement setting out detailed information about the matters that will be covered at the meeting. We will mail our proxy statement, along with a proxy card, on or about March 27, 2015 to our stockholders of record as of the close of business on March 16, 2015. These materials and our Annual Report on Form 10-K for the year ended December 31, 2014 are also available electronically at our corporate website at www.digirad.com.
Our Board of Directors has fixed the close of business on March 16, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at our annual meeting and at any adjournment(s), postponement(s) or other delay(s) thereof. Voting on the matters to be considered at the annual meeting can be done (1) by signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope or (2) in person by ballot at the annual meeting. Important information about attending the annual meeting in person is included in the proxy statement.
The matters that will be considered at the annual meeting are:
1. To elect six directors, to serve until our next annual meeting of Stockholders and until their successors are duly elected and qualified;
2. To ratify the appointment of our independent auditors;
3. To conduct an advisory (non-binding) vote to approve named executive officer compensation;
4. To approve a protective amendment to our Restated Certificate of Incorporation designed to protect the tax benefits of our net operating loss carryforwards; and
5. To transact such other business as may properly come before the annual meeting or any adjournment(s), postponement(s) or other delay(s) thereof.
Your vote is extremely important. Whether or not you plan to attend the annual meeting, please vote your shares as soon as possible. Using a proxy card to submit your vote now will not prevent you from attending or voting in person by ballot at the annual meeting. If you vote in person by ballot at the annual meeting, that vote will revoke any prior proxy that you have submitted.
If you have any questions, or need assistance in voting your shares, please contact the firm assisting us in the solicitation of proxies:
InvestorCom, Inc.
Stockholders Call Toll Free: 877-972-0090
Banks and Brokers Call Collect: 203-972-9300
Your vote is extremely important, regardless of how many or how few shares you own. The Board of Directors urges you to vote your shares to elect its nominees. Even if you plan to attend the annual meeting in person, please use the enclosed proxy card to ensure that your vote is counted. If you vote in person by ballot at the annual meeting, that vote will revoke any prior proxy that you have submitted.

Sincerely,

/S/ Jeffrey E. Eberwein
Jeffrey E. Eberwein Chairman of the Board
Suwanee, Georgia
March 27, 2015

DIGIRAD CORPORATION
1048 Industrial Court
Suwanee, Georgia 30024
_____________________________________
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 1, 2015

DIGIRAD CORPORATION
1048 Industrial Court
Suwanee, Georgia 30024
_____________________________________
PROXY STATEMENT
The Board of Directors of Digirad Corporation, a Delaware corporation (referred to in this Proxy Statement as “Digirad,” “the Company,” “we”“our” or “us”), is soliciting proxies from our stockholders in connection with our Annual Meeting of Stockholders to be held on May 1, 2015 and at any adjournment(s), postponement(s) or other delay(s) thereof (the “Annual Meeting”). We will hold the meeting at 10:00 a.m. Eastern Daylight Time at our headquarters at 1048 Industrial Court, Suwanee, Georgia 30024.
The accompanying proxy is solicited by the Board of Directors and is revocable by the stockholder at any time before it is voted. This Proxy Statement is being mailed to stockholders of the Company on or about March 27, 2015 and is accompanied by the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.
Who May Vote
Only holders of common stock, par value $0.0001 per share (“common stock”), outstanding as of the close of business on March 16, 2015 (the “Record Date”) are entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 19,240,945 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on all matters. No other class of securities will be entitled to vote at the Annual Meeting. There are no cumulative voting rights.
Voting Requirements
The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions and broker non-votes, if any, count as present at the Annual Meeting for the purposes of determining a quorum. A broker non-vote occurs when a bank, broker or other nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.
The vote requirement for each matter is as follows:

•
Proposal 1 (Election of Directors) - Directors are elected by a plurality of the votes cast, and the six nominees who receive the greatest number of favorable votes cast in the election of directors will be elected directors to serve until the next annual meeting of Stockholders and until their successors are duly elected and qualified.

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Proposal 2 (Ratification of Appointment of Independent Auditors) - The ratification of the appointment of our independent auditors requires the favorable vote of the holders of a majority of the common stock having voting power present in person or represented by proxy and entitled to vote thereon.

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Proposal 3 (Advisory (Non-Binding) - Stockholder Approval of Named Executive Officer Compensation) - The advisory (non-binding) approval of named executive officer compensation requires the favorable vote of the holders of a majority of the common stock having voting power present in person or represented by proxy and entitled to vote thereon.

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Proposal 4 (Approval of the Protective Amendment) - The approval of a protective amendment to our Restated Certificate of Incorporation designed to protect the tax benefits of the Company’s net operating loss carryforwards (the “Protective Amendment”) requires the favorable vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on this proposal at the Annual Meeting.

In the election of directors (Proposal 1), abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote. With respect to the ratification of the appointment of our independent registered public accounting firm (Proposal 2), and the advisory (non-binding) Stockholder approval of named executive officer compensation (Proposal 3), abstentions will have the same effect as voting against such proposals, and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote. With respect to the approval of the Protective Amendment (Proposal 4), abstentions and broker non-votes, if any, will have the same effect as voting against this proposal.

The Board of Directors’ Voting Recommendations
The Board of Directors recommends that you vote your shares “ FOR ” each of the Board of Directors’s six nominees that are standing for election to the Board of Directors (Proposal 1); “ FOR ” the ratification of the appointment of our independent auditors (Proposal 2); “ FOR ” the advisory (non-binding) stockholder approval of named executive officer compensation (Proposal 3); and “ FOR ” the approval of the Protective Amendment (Proposal 4).
How to Vote
If you are a stockholder of record as of the Record Date, you may vote (1) by signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope or (2) in person by ballot at the Annual Meeting. If you hold your shares of common stock in a brokerage account or by a bank or other nominee, you must follow the voting procedures provided by your broker, bank or other nominee, which instructions will be included with your proxy materials.
Giving us your proxy means you authorize the Board of Directors’ designated proxy holders (who are identified on the enclosed proxy card) to vote your shares at the Annual Meeting in the manner that you have indicated and in their best judgment on such other matters that may properly come before the Annual Meeting. If you sign, date and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares “ FOR ” each of the Board of Director’s six nominees that are standing for election to the Board of Directors (Proposal 1); “ FOR ” the ratification of the appointment of our independent auditors (Proposal 2); “ FOR ” the advisory (non-binding) stockholder approval of named executive officer compensation (Proposal 3); and “ FOR ” approval of the Protective Amendment (Proposal 4).
If You Plan to Attend the Annual Meeting
Attendance at the Annual Meeting will be limited to stockholders and the Company’s invited guests. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding shares of common stock in brokerage accounts or through a bank or other nominee may be required to show a brokerage statement or account statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. You may contact Jeffry Keyes at (800) 947-6134 for directions to the Annual Meeting.
If you are a stockholder of record as of the Record Date, you may vote your shares of common stock in person by ballot at the Annual Meeting. If you hold your shares of common stock in a stock brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.
Revoking a Proxy
You may revoke your proxy by submitting a new proxy with a later date or by notifying our Corporate Secretary in writing at 1048 Industrial Court, Suwanee, Georgia 30024. If you attend the Annual Meeting in person and vote by ballot, any previously submitted proxy will be revoked.
How We Solicit Proxies
We will solicit proxies and will bear the entire cost of our solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional materials furnished to our stockholders. We have retained InvestorCom, Inc. (“InvestorCom”) to assist us in the solicitation of proxies, as described in “General-Cost of Solicitation” below. The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, internet and personal solicitation by our directors, officers or other regular employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other regular employees for their proxy solicitation efforts. Fees paid to InvestorCom are describe in “General-Cost of Solicitation” below.
If You Receive More Than One Proxy Card
If you hold your shares of common stock in more than one account, you will receive a proxy card for each account. To ensure that all of your shares of shares of common stock are voted, please vote using a proxy card for each account that you own. It is important that you vote all of your shares of common stock.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 1, 2015
The proxy statement and annual report to stockholders are available at http://drad.client.shareholder.com/sec.cfm.
If You Have Any Questions
If you have any questions, or need assistance in voting your shares, please contact the firm assisting us in the solicitation of proxies:
InvestorCom, Inc.
Stockholders Call Toll Free: 877-972-0090
Banks and Brokers Call Collect: 203-972-9300
CORPORATE GOVERNANCE AND ETHICS
Composition of the Board of Directors
The current number of directors on our Board of Directors is six. Under our bylaws, the number of directors on our Board of Directors will not be less than five nor more than nine and is fixed, and may be increased or decreased by resolution of the Board.
Director Nomination Process
Director Qualifications
In evaluating director nominees, the corporate governance committee of our Board of Directors considers the appropriate size of the Board of Directors, as well as the qualities and skills of individual candidates. Factors considering include the following:

•	A history illustrating personal and professional integrity and ethics;

•	Independence;

•	Successful business management experience;

•	Public company experience, as officer or board member;

•	Experience in the medical device, healthcare and employee leasing industries; and

•	Educational background.
The corporate governance committee’s goal is to assemble a Board of Directors that brings the Company a diversity of perspectives and skills derived from the factors considered above. The corporate governance committee also considers candidates with relevant non-business experience and training.
Our Board of Directors believes that it is necessary for each of our directors to possess many qualities and skills. When searching for new candidates, the corporate governance committee considers the evolving needs of the Board of Directors and searches for candidates that fill any current or anticipated future gap. Our Board of Directors also believes that all directors must possess a considerable amount of business management (such as experience as a chief executive or chief financial officer) and educational experience. The corporate governance committee first considers a candidate’s management experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value when considering director candidates. The corporate governance committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The corporate governance committee does not have a formal policy with respect to diversity; however, our Board of Directors and the corporate governance committee believe that it is essential that the directors represent diverse viewpoints. In considering candidates for our Board of Directors, the corporate governance committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board of Directors are also considered.
Other than the foregoing background factors that are considered in selecting director candidates, there are no stated minimum qualifications for director nominees, although the corporate governance committee may also consider such other facts as it may deem are in the best interests of Digirad and our stockholders. The corporate governance committee does believe it appropriate for at least one, and preferably several, members of our Board of Directors to meet the criteria for an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission (the “SEC”), and that a majority of the members of our Board of Directors meet the definition of an “independent director” under the listing standards of the NASDAQ Stock Market. At this time, the corporate governance committee also believes it appropriate for our Chief Executive Officer to serve as a member of our Board of Directors.
Identification and Evaluation of Nominees for Directors
The corporate governance committee identifies nominees for director by first evaluating the current members of our Board of Directors willing to continue their service on the Board of Directors. Current members with qualifications and skills that are consistent with the corporate governance committee’s criteria for board service on the Board of Directors and who are willing to continue their service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board of Directors with that of obtaining new perspectives. If any member of our Board of Directors does not wish to continue his or her service or if our Board of Directors decides not to re-nominate a member for re-election, the corporate governance committee identifies the desired skills and experience of a new nominee in light of the criteria above. The corporate governance committee generally polls our Board of Directors and members of management for their recommendations regarding potential new nominees. The corporate governance committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from our stockholders, industry experts or analysts. The corporate governance committee reviews the qualifications, experience and background of the candidates.

Final candidates are interviewed by some or all of our independent directors and our Chief Executive Officer. In making its determinations, the corporate governance committee evaluates each individual in the context of our Board of Directors as a whole, with the objective of assembling a group that can best attain success for Digirad and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the corporate governance committee makes its recommendation to our Board of Directors. Historically, the corporate governance committee has not relied on third-party search firms to identify board candidates. The corporate governance committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify and acquire an appropriate candidate.
The corporate governance committee does not have a formal policy regarding consideration of director candidate recommendations from our stockholders. Any recommendations received from stockholders have been and will continue to be evaluated in the same manner as potential nominees suggested by members of our Board of Directors or management. Stockholders wishing to suggest a candidate for director should write to our Corporate Secretary at our corporate headquarters. In order for us to effectively consider a recommendation for a nominee for a director position, stockholders must provide the following information in writing: (i) the stockholder’s name and contact information; (ii) the class and number of shares beneficially owned by the stockholder; (iii) a statement that the stockholder is proposing a candidate for consideration as a director nominee to the corporate governance committee of our Board of Directors; (iv) the name, age, business address and residence address of the candidate and confirmation that the candidate is willing to be considered and serve as a director of the Company if elected; (v) a description of all arrangements and understandings and the relationship between the stockholder making the recommendation and the candidate being recommended and between the candidate and any customer, supplier, or competitor of the Company; (vi) the principal occupation and educational background of the candidate; (vii) a statement of the value that the candidate would add to our Board of Directors, including addressing the factors that our Board of Directors normally considers in assessing board candidates as stated above; and (viii) at least three character references with complete contact information. In order to give the corporate governance committee sufficient time to evaluate a recommended candidate, any such recommendation should be received by our Corporate Secretary at our corporate headquarters not later than the 120th calendar day before the one year anniversary of the date our proxy statement was mailed to stockholders in connection with the previous year’s annual meeting of stockholders.
Board Leadership Structure
We believe it is beneficial to separate the roles of Chief Executive Officer and chairman of the Board of Directors to facilitate their differing roles in the leadership of the Company. The role of the chairman is to set the agenda for, and preside over, board meetings, as well as providing advice and assistance to the Chief Executive Officer. In contrast, the Chief Executive Officer is responsible for handling the day-to-day management direction of the Company, serving as a leader to the management team, and formulating corporate strategy.
Jeffrey E. Eberwein is currently the chairman of our Board of Directors and is considered an independent director. Mr. Eberwein holds and has held leadership positions with investment firms and brings to Digirad outside experience and expertise. He also has an educational background in business. Mr. Eberwein has been named by the corporate governance committee as a nominee for re-election to our Board of Directors at the Annual Meeting.
Matthew G. Molchan is our Chief Executive Officer and a member of our Board of Directors and is standing for re-election to the Board of Directors. Going forward, we will continue our philosophy of keeping the Chairman and Chief Executive Officer roles separate on the Board of Directors.
In addition, we believe the working relationship between Messrs. Eberwein and Molchan, on the one hand, and between Mr. Eberwein and the other independent directors, on the other, enhances and facilitates the flow of information between management and our Board of Directors as well as the ability of our independent directors to evaluate and oversee management and its decision-making.
Board Meeting Attendance
Our Board of Directors held nine in person or telephonic meetings during 2014. No director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of our Board of Directors and of the total number of meetings of committees of our Board of Directors on which he served.
Director Independence
Our Board of Directors has determined that each of the director nominees standing for election, except Mr. Molchan, are independent directors (as currently defined in Rule 5605(a)(2) of the NASDAQ listing rules). In determining the independence of our directors, the Board of Directors considered all transactions in which the Company and any director had any interest, including those discussed under “Related Transactions and Section 16(a) Beneficial Ownership Reporting Compliance” below. The independent directors meet as often as necessary to fulfill their responsibilities, including meeting at least twice annually in executive session without the presence of non-independent directors and management.

Director Attendance at the Annual Meeting
Although we do not have a formal policy regarding attendance by members of our Board of Directors at the Annual Meeting, we encourage all of our directors to attend.
Board Self-Assessments
Our Board of Directors conducts annual self-evaluations to determine whether it and its committees are functioning effectively. The full Board of Directors reviews the results of the assessments and identifies areas for continued improvement. Our Board of Directors also develops and communicates to management any proposals for improving board functions.
Committees of the Board of Directors
Our Board of Directors currently has four standing committees. The current members of our committees are identified below:

Committees

Director	Audit		Compensation		Corporate Governance		Strategic Advisory Committee
John M. Climaco	X		X	(Chair)	X		X	(Chair)
Michael A. Cunnion	X		X		X	(Chair)	X
Jeffrey E. Eberwein			X				X
Charles M. Gillman					X		X
John W. Sayward	X	(Chair)			X
Mr. Molchan does not serve on any committees.
Audit Committee. The audit committee consists of Messrs. Climaco, Cunnion and Sayward, with Mr. Sayward serving as chairman. The audit committee held five meetings during 2014. All members of the audit committee are (i) independent directors (as currently defined in Rule 5605(a)(2) of the NASDAQ listing rules); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) are able to read and understand fundamental financial statements. Mr. Sayward qualifies as an “audit committee financial expert” as defined in the rules and regulations established by the SEC. The audit committee is governed by a written charter approved by our Board of Directors. The functions of this committee include, among other things:

•	Meeting with our management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting;

•	Meeting with our independent registered public accounting firm and with internal financial personnel regarding the adequacy of our internal controls and the objectivity of our financial reporting;

•	Recommending to our board of directors the engagement of our independent registered public accounting firm;

•
Reviewing our quarterly and audited consolidated financial statements and reports and discussing the statements and reports with our management, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management; and

•	Reviewing our financial plans and reporting recommendations to our full Board of Directors for approval and to authorize action.
Both our independent registered public accounting firm and internal financial personnel regularly meet privately with our audit committee and have unrestricted access to this committee.
Compensation Committee. The compensation committee consists of Messrs. Climaco, Eberwein and Cunnion, with Mr. Climaco serving as chairman. The compensation committee held five meetings during 2014. All members of the compensation committee are independent, as determined under the various NASDAQ Stock Market, SEC and Internal Revenue Service qualification requirements. The compensation committee is governed by a written charter approved by our Board of Directors. The functions of this committee include, among other things:

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Reviewing and, as it deems appropriate, recommending to our Board of Directors, policies, practices, and procedures relating to the compensation of our directors, officers and other managerial employees and the establishment and administration of our employee benefit plans;

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Establishing appropriate incentives for officers, including the Chief Executive Officer, to encourage high performance, promote accountability and adherence to company values and further our long-term strategic plan and long-term value; and

•	Exercising authority under our employee benefit plans.
Corporate Governance Committee. The corporate governance committee consists of Messrs. Climaco, Cunnion, Gillman and Sayward, with Mr. Cunnion serving as chairman. The corporate governance committee held four meetings during 2014. All members of the corporate governance committee are independent directors (as currently defined in Rule 5605(a)(2) of the NASDAQ listing rules). The corporate governance committee is governed by a written charter approved by our Board of Directors. The functions of this committee include, among other things:

•	Reviewing and recommending nominees for election as directors;

•	Assessing the performance of our board of directors;

•	Developing guidelines for the composition of our board of directors;

•	Reviewing and administering our corporate governance guidelines and considering other issues relating to corporate governance; and

•	Oversight of the Company compliance officer and compliance with the Company’s Code of Business Conduct and Ethics.
Strategic Advisory Committee. The strategic advisory committee consists of Messrs. Climaco, Cunnion, Eberwein and Gillman, with Mr. Climaco serving as chairman. The strategic advisory committee held six meetings during 2014. The strategic advisory committee reviews and provides suggestions to the Board of Directors related to corporate strategy, capital allocation and related matters. The functions of this committee include, among other things:

•	Reviewing and providing recommendations to our board of directors regarding the Company's capital plan and its short- and long-term financial strategies;

•	Reviewing and providing recommendations to our board of directors regarding financial transactions and commitments;

•
Reviewing and providing recommendations to our board of directors regarding the implications of major investments, restructurings, joint ventures, mergers and acquisitions and divestitures of the Company; and

•	Reviewing the selection of the Company's financial advisors engaged in connection with any material transactions.
The Board of Directors’ Role in Risk Oversight
Our Board of Directors, as a whole and also at the committee level, has an active role in managing enterprise risk. The members of our Board of Directors participate in our risk oversight assessment by receiving regular reports from members of senior management and the Company compliance officer appointed by our Board of Directors on areas of material risk to us, including operational, financial, legal and regulatory, and strategic and reputational risks. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The audit committee oversees management of financial risks, as well as our policies with respect to risk assessment and risk management. The corporate governance committee manages risks associated with the independence of our Board of Directors and potential conflicts of interest. Members of the management team report directly to our Board of Directors or the appropriate committee. The directors then use this information to understand, identify, manage, and mitigate risk. Once a committee has considered the reports from management, the chairperson will report on the matter to our full Board of Directors at the next meeting of the Board of Directors, or sooner if deemed necessary. This enables our Board of Directors and its committees to effectively carry out its risk oversight role.
Communications with our Board of Directors
Any stockholder may send correspondence to our Board of Directors c/o Corporate Secretary, Digirad Corporation, 1048 Industrial Court, Suwanee, Georgia 30024. Our Corporate Secretary will review all correspondence addressed to our Board of Directors, or any individual director, and forward all such communications to our Board of Directors or the appropriate director prior to the next regularly scheduled meeting of our Board of Directors following the receipt of the communication, unless the corporate secretary decides the communication is more suitably directed to Company management and forwards the communication to Company management. Our Corporate Secretary will summarize all stockholder correspondence directed to our Board of Directors that is not forwarded to our Board of Directors and will make such correspondence available to our Board of Directors for its review at the request of any member of our Board of Directors.
Code of Business Conduct and Ethics

We have established a Code of Business Conduct and Ethics (“Ethics Code”) that applies to all our officers, directors, employees and contractors. The Ethics Code contains general guidelines for conducting our business consistent with the highest standards of business ethics and compliance with applicable law, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. Day-to-day compliance with the Ethics Code is overseen by the Company compliance officer appointed by our Board of Directors. If we make any amendments to the Ethics Code or grant any waiver from a provision of the Ethics Code to any director or executive officer, we will promptly disclose the nature of the amendment or waiver on the “Investors” section of the Company’s website (www.digirad.com) under the tab “Corporate Governance”.
Corporate Governance Documents Available Online
Our corporate governance documents, including the audit committee charter, compensation committee charter, corporate governance committee charter, strategic advisory committee charter and Ethics Code, are available free of charge on the “Investors” section of our website (www.digirad.com) under the tab “Corporate Governance”. Information contained on our website is not incorporated by reference in, or considered part of, this Proxy Statement. Stockholders may also request paper copies of these documents free of charge upon written request to Investor Relations, Digirad Corporation, 1048 Industrial Court, Suwanee, Georgia 30024.
Non-Employee Director Stock Ownership Policy
Our non-employee director stock ownership policy requires all non-employee directors who have served on the Board of Directors as of June 29, 2012 to beneficially own (on a cost basis) an amount of the Company’s common stock or common stock equivalents equal to 60% of cash compensation received over the prior five years for service as a director of the Company. If such ownership threshold is not achieved, such director will not be eligible for re-nomination as a director at our first annual meeting following June 29, 2017.
With respect to non-employee directors who are elected or appointed to the Board of Director at any time after June 29, 2012, each such non-employee director, regardless of when he or she joined the Board, must, by the second annual meeting of stockholders following his or her joining the Board, beneficially own (on a cost basis) an amount of Digirad’s common stock equal to one year of cash compensation received for service as a director of the Company and must, by the fifth annual meeting of Digirad following his or her joining the Board, beneficially own (on a cost basis) an amount of Digirad’s common stock equal to 60% of cash compensation received over the prior five years for service as a director of Digirad. Any non-employee director not in compliance with these ownership thresholds will not be eligible for re-nomination as a director at our next applicable annual meeting. All our directors are in compliance with this requirement.
Director Term Limits
Our Board of Directors has adopted a term limit policy limiting non-employee directors to no more than 10 years of service on the Board of Directors.
Committee Rotation Policy
Our Board of Directors adopted a board committee rotation policy pursuant to which the corporate governance committee will consider our Board of Directors’ preference for rotating committee chairs and committee members at no longer than five year intervals, including the chairman of the Board of Directors.
Executive Officers
The names of our executive officers, their ages, their positions with Digirad, and other biographical information as of March 16, 2015, are set forth below. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Matthew G. Molchan	48	President, Chief Executive Officer and Director
Jeffry R. Keyes	42	Chief Financial Officer and Corporate Secretary
Virgil J. Lott	57	President, Diagnostic Imaging
Martin B. Shirley	52	Senior Vice President, Sales and Marketing, Digirad Imaging Solutions
Matthew G. Molchan became our President, Chief Executive Officer and member of the Board of Directors on July 1, 2013. From February 2013 to July 2013, Mr. Molchan held the position of President, Digirad Corporation. He was previously President, Digirad Imaging Solutions, Inc. since January 2012. Prior to that, he was Chief Operating Officer of Digirad Ultrascan Solutions, the southeast’s largest mobile ultrasound business from May 2007 to January 2012. He joined Digirad Ultrascan Solutions upon the acquisition of Ultrascan, Inc. by us in May 2007. Prior to joining us, Mr. Molchan was the Chief Financial Officer for Ultrascan since he joined in 2003.

Prior to Ultrascan, Mr. Molchan held various executive level business development, finance and operations positions at Somera, Inc. and Equifax, Inc. Mr. Molchan earned a B.S. degree in Economics from the United States Air Force Academy and an M.B.A. in finance from the University of Southern California.
Jeffry R. Keyes joined us in September 2012 as our Chief Financial Officer and Corporate Secretary. From August 2011 until September 2012, Mr. Keyes was Corporate Controller of Sapphire Energy, Inc., a venture capital backed start-up renewable energy company. From April 2011 to August 2011, he was the Corporate Controller of Advanced BioHealing, Inc., a provider of regenerative medicine solutions, until it sale to Shire, PLC in August 2011. From March 2009 to April 2011, Mr. Keyes was the Senior Director, External Reporting and Technical Accounting of CareFusion, Inc. a global medical technology company. Mr. Keyes earned a B.A. degree in accounting from Western Washington University and is a certified public accountant licensed by the Washington State Board of Accountancy.
Virgil J. Lott became President, Diagnostic Imaging in February 2013. Prior to that, he was our Senior Vice President of Operations since October 2009. His prior positions at Digirad included Vice President of Customer Service and Operations from June 2006 to October 2009 as well as Director of Customer Service from February 2006 to June 2006. Mr. Lott has been in medical imaging field service for over 25 years, both as a field service engineer and in various field service management positions. Prior to joining us, Mr. Lott was the Vice President of Field Service at BC Technical, a multi-vendor service company, from April 2005 to February 2006. He also held several management positions at Philips Medical Systems and ADAC Laboratories from 1983 to May 2005, including Region Service Manager, Director of PET Customer Service, and National Installations Manager. Mr. Lott received training in electronics from the US Army and Electronic Design Engineering Technology from Capitol Radio Engineering Institute. He earned a B.S. degree in Business Administration from California Coast University.
Martin B. Shirley became Senior Vice President, Sales and Marketing, Digirad Imaging Solutions in January of 2012. In June of 2010, he was appointed Vice President of Sales and Operations for Digirad Imaging Solutions. From January 2008 through June of 2010, he served as Vice President of Sales for Digirad Imaging Solutions. Prior to this, he served in a variety of roles during his tenure at Digirad including National, Regional and Territory Sales Management positions in both the Digirad Imaging Solutions division and the Diagnostic Imaging division. Prior to joining Digirad, Mr. Shirley has held various roles in medical imaging, including regional and territory sales positions at SMV America, a manufacturer of nuclear medicine equipment that was purchased by General Electric, and with Sopha Medical Systems. He holds an A.A. degree in both nuclear medicine technology and an A.A. degree in liberal arts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of March 16, 2015 regarding the beneficial ownership of our common stock by (i) each person we know to be the beneficial owner of 5% or more of our common stock, (ii) each of our current executive officers, (iii) each of our directors, and (iv) all of our current executive officers and directors as a group. Information with respect to beneficial ownership has been furnished by each director, executive officer or 5% or more stockholder, as the case may be. The address for all executive officers and directors is c/o Digirad Corporation, 1048 Industrial Court, Suwanee, Georgia 30024.
Percentage of beneficial ownership is calculated based on 19,240,945 shares of common stock outstanding as of March 16, 2015. Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options, warrants or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days of March 16, 2015. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
5% Stockholders:
Heartland Advisors, Inc. (1) 789 North Water Street Milwaukee, WI 53202	1,614,800	8.4%
Dimensional Fund Advisors LP (2) Building One, 6300 Bee Cave Road Austin, TX 78746	1,032,181	5.4%
Renaissance Technologies Holdings Corporation (3) 800 Third Avenue New York, NY 10022	1,007,133	5.2%
Named Executive Officers and Directors:
Jeffrey E. Eberwein (4)(5)	981,215	5.1%
Matthew G. Molchan (6)	163,468	*
Jeffry R. Keyes (7)	131,465	*
Virgil J. Lott (8)	171,330	*
Martin B. Shirley (9)	100,008	*
John M. Climaco (10)	53,100	*
Charles M. Gillman (11)	40,000	*
John W. Sayward (12)	106,520	*
Michael A. Cunnion	—	*
All Executive Officers and Directors as a group (9 persons)(13)	1,747,106	8.8%
____________________

*	Indicates beneficial ownership of less than 1% of the outstanding common stock

(1)	The foregoing information is based solely on information contained in a Schedule 13G, Amendment No. 6, filed with the SEC on February 13, 2015 by Heartland Advisors, Inc. and William J. Nasgovitz.

(2)
The foregoing information is based solely on information contained in a Schedule 13G, Amendment No. 2, filed with the SEC on February 5, 2015. Dimensional Fund Advisors LP reported sole voting and dispositive power with respect to 1,029,849 shares of common stock and sole dispositive power with respect to all 1,032,181 shares of common stock.

(3)
The foregoing information is based solely on information contained in a Schedule 13G filed with the SEC on February 12, 2015. Renaissance Technologies Holding Corporation and Renaissance Technologies LLC reported sole voting with respect to 1,005,026 shares of common stock, sole dispositive power with respect to 1,007,100 shares of common stock and shared dispositive power with respect to 33 shares.

(4)
Consists of 941,215 shares of our Common Stock beneficially owned directly by Lone Star Value Investors, LP (“Lone Star Value LP”).  Lone Star Value Investors GP, LLC (“Lone Star Value GP”) is the general partner of  Lone Star Value LP.  Lone Star Value Management, LLC (“Lone Star Value Management”) is the investment manager of Lone Star Value LP.  Jeffrey E. Eberwein, the Chairman of our Board of Directors, as the manager of Lone Star Value GP and sole member of Lone Star Value Management may be deemed the beneficial owner of these securities. Mr. Eberwein disclaims beneficial ownership of such securities, except to the extent of his pecuniary interest therein.

(5)
Includes 40,000 shares of Common Stock held directly by Mr. Eberwein. Mr. Eberwein, the Chairman of our Board of Directors, as the manager of Lone Star Value GP and sole member of Lone Star Value Management, may be deemed the beneficial owner of the securities beneficially owned by Lone Star Value LP. Mr. Eberwein disclaims beneficial ownership of the securities beneficially owned by Lone Star Value LP, except to the extent of his pecuniary interest therein.

(6)	Includes (a) 145,832 shares of common stock subject to options exercisable within 60 days of March 16, 2015 and (b) 17,636 shares of common stock held by Mr. Molchan.

(7)	Includes (a) 119,165 shares of common stock subject to options exercisable within 60 days of March 16, 2015 and (b) 12,300 shares of common stock held by Mr. Keyes.

(8)	Includes (a) 119,165 shares of common stock subject to options exercisable within 60 days of March 16, 2015 and (b) 52,165 of shares of common stock held by Mr. Lott.

(9)	Includes (a) 95,415 shares of common stock subject to options exercisable within 60 days of March 16, 2015 and (b) 4,593 shares of common stock held by Mr. Shirley.

(10)	Includes (a) 40,000 shares of common stock subject to options exercisable within 60 days of March 16, 2015; and (b) 13,100 shares held by Mr. Climaco.

(11)	Consists of 40,000 shares held by Mr. Gillman.

(12)	Consists of 106,520 shares held by Mr. Sayward.

(13)	Includes (a) 519,577 shares of common stock subject to options exercisable within 60 days of March 16, 2015; and (b) 1,227,529 shares of common stock held by our 9 executive officers and directors.
PROPOSAL 1: ELECTION OF DIRECTORS
Our Board of Directors currently consists of six members. Each director elected at the Annual Meeting will serve until the next annual meeting of Stockholders and until his successor is duly elected and qualified.
Upon the recommendation of the corporate governance committee, our Board of Directors has nominated each of the following six persons to be elected to serve until the next annual meeting of Stockholders and until his successor is duly elected and qualified. Each of the nominees (i) currently serves on our Board of Directors (ii) has consented to being named in this Proxy Statement and (iii) has agreed to serve as a director if elected. As of the date of this Proxy Statement, our Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.
THE BOARD OF DIRECTORS RECOMMENDS USING THE ENCLOSED PROXY CARD TO VOTE FOR THE SIX NOMINEES LISTED BELOW
Nominees for Election to the Board of Directors

Name	Position
Jeffrey E. Eberwein	Chairman of the Board
Matthew G. Molchan	President, Chief Executive Officer and Director
John M. Climaco	Director
Charles M. Gillman	Director
John W. Sayward	Director
Michael A. Cunnion	Director
The six nominees standing for election who receive the greatest number of votes cast at the 2015 annual meeting will be elected as Directors.
Information about the Company’s Director Nominees
Set forth below are descriptions of the backgrounds of each nominee and their principal occupations for at least the past five years and their public-company directorships as of the Record Date. There are no family relationships among any of our directors or executive officers. All ages are as of March 16, 2015.
In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that he should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Digirad and our Board of Directors.

Jeffrey E. Eberwein	Age 44	Director since 2012
Founder and Chief Executive Officer of Lone Star Value Management, LLC

Committees: Compensation, Strategic Advisory
Mr. Eberwein has over 23 years of Wall Street experience and is the Founder and CEO of Lone Star Value Management, LLC, an investment firm. Prior to founding Lone Star Value in January 2013, Mr. Eberwein was a Portfolio Manager at Soros Fund Management from January 2009 to December 2011 and Viking Global Investors from March 2005 to September 2008. Mr. Eberwein is Chairman of the Board of three public companies: Digirad Corporation, Crossroads Systems, Inc., a data storage company, and ATRM Holdings, Inc., a modular building company. Mr. Eberwein also serves on the Board of Hudson Global, Inc. a global recruitment company where he chairs the Corporate Governance and Nominating Committee. Mr. Eberwein served on the Board of The Goldfield Corporation from May 2012 until May 2013, On Track Innovations Ltd. from December 2012 until March 2014, and NTS, Inc. from December 2012 until its sale to a private equity firm was completed in June 2014. Mr. Eberwein served on the Board of Hope for New York, a 501(c)3 organization dedicated to serving the poor in New York City from 2011 until 2014 where he was Treasurer and on the Executive Committee. Mr. Eberwein earned an MBA from The Wharton School, University of Pennsylvania and a BBA with High Honors from The University of Texas at Austin.
Mr. Eberwein brings significant experience in investing, financial management and general financial acumen to our Board of Directors. Throughout his career, Mr. Eberwein has been part of and overseen numerous business transactions, as well as helped companies develop strategies for proper capital allocation. We believe these past experiences, along with Mr. Eberwein’s network of contacts in the investor community has and will continue to help align shareholder and Company interests with the best strategy for sound financial management and shareholder return. We also believe Mr. Eberwein’s leadership ability and commitment to excellence make him well-suited to serve as Chairman of the Board of Directors.

Matthew G. Molchan	Age 48	Director since 2013
President, Chief Executive Officer of Digirad Corporation
Mr. Molchan’s biographical information is provided above under the heading “CORPORATE GOVERNANCE AND ETHICS - Executive Officers.”

John M. Climaco	Age 46	Director since 2012
Board Member, Perma-Fix Environmental Solutions, Inc.
Committees: Audit, Compensation, Corporate Governance, Strategic Advisory (Chairman)
Mr. Climaco, an attorney by training, is a consultant to a variety of healthcare companies. He is currently a board member at Digirad, a post he has held since December 2012. He also is a board member of Perma-Fix Environmental Services, Inc. (PESI), an environmental solutions business, a post he has held since October 2013. Previously, he was a board member of PDI, Inc. (PDII), an outsourced sales and marketing company, a post he held from December 2013 to October 2014. From April 2012 to April 2013, he was a board member of InfuSystem Holdings, Inc. (INFU), a medical device and services company.
From 2003 to 2012, he was the President and Chief Executive Officer, as well as member of the board of directors, of Axial Biotech, Inc., a venture-backed molecular diagnostics company specializing in spine disorders, which he co-founded in 2003. Under Mr. Climaco’s leadership, and through partnerships he created with companies including Medtronic, Johnson & Johnson and Smith & Nephew, Axial successfully developed and commercialized ScoliScore, the first molecular prognostic test in the orthopaedic industry.
Prior to founding Axial Biotech, Mr. Climaco practiced law for 6 years with Fabian & Clendenin in Salt Lake City from 1997 to 2003. Mr. Climaco holds a Bachelor of Arts in Philosophy, cum laude, from Middlebury College and a Juris Doctorate from the University of California, Hastings College of Law.
We believe that Mr. Climaco has a demonstrated record of consistently applying his extensive experience and sound business judgment to both rescue and create shareholder value across a range of industries. Mr. Climaco has advised management teams on M&A opportunities, restructurings, asset divestments, equity financings and strategic partnerships, all qualities that we believe are valuable to the Board of Directors. We believe that Mr. Climaco brings to our Board of Directors significant executive experience relevant to a healthcare services company, including raising capital, engineering strategic alliances, building executive teams and managing complex business operations and legal strategies.

Charles M. Gillman	Age 44	Director since 2012
Portfolio Manager, IDWR Multi-Family Office

Committees: Corporate Governance, Strategic Advisory
Mr. Gillman is the head of the IDWR Multi-Family Office, a position he has held since 2013.  The IDWR employs a team of analysts with expertise in finding publicly traded companies that require operational enhancement and an improvement in corporate capital allocation. From 2001 to 2013, Mr. Gillman was a portfolio manager of certain family office investment portfolios at Nadel and Gussman, LLC.  Prior to his employment at Nadel and Gussman, Mr. Gillman worked in the investment industry and as a strategic management consultant at McKinsey & Company.
Mr. Gillman’s mandate is Constructive Value Creation. His team has had many years of experience working together to invest family-office capital into publicly traded companies. Often these investments have come alongside changes in the board of directors of these companies. His organization evolved from experience in the 1990’s designing operational turnarounds of U.S. and international companies while at McKinsey & Company. Mr. Gillman’s clients at McKinsey benefited from specific measures taken to improve working-capital turnover and to grow those operating units that had the highest return on invested capital while shrinking those operating units that had negative returns on invested capital. His enhancements to Boards of Directors generally are endorsed by multiple proxy advisory services.
Mr. Gillman is a Summa Cum Laude graduate of the Wharton School and a Director of the Penn Club of New York which serves as the Manhattan home of the Wharton and Penn alumni community.
Mr. Gillman was appointed to our Board of Directors in 2012.  In addition, Mr. Gillman currently serves on the board of directors of two publicly-traded companies: PMFG, a provider of highly engineered systems, a post he has held since July 2014; and On Track Innovations, Inc., a pioneer in near field communications, a post he has held since December 2012. Mr. Gillman previously served as a director of a number of public companies: Aetrium, Inc. from January 2013 to March 2013; InfuSystems Holdings from April 2012 to March 2013; MRV Communications from October 2009 to October 2012; Littlefield Corporation from May 2008 to February 2013; and CompuMed, Inc. from February 2008 to March 2011.
We believe that Mr. Gillman brings significant experience as a successful portfolio manager to our Board of Directors, and in particular, experience implementing difficult corporate turnarounds, including M&A experience and divestiture experience. These experiences allows him to offer unique insight into our operations for the purpose of guiding the Company to the right short-term and long-term strategic decisions designed to maximize shareholder value.

John W. Sayward	Age 63	Director since 2008
Chief Executive Officer, Hera Therapeutics Inc.
Committees: Audit (Chairman), Corporate Governance

John W. Sayward currently serves as the acting Chief Executive Officer for Hera Therapeutics Inc., a position he has held since January 2015. Prior to this, Mr. Sayward served as the Chief Operating Officer and Chief Financial Officer of Hera Therapeutics Inc. since September 2014. Previously, he was Partner at Nippon Heart Hospital, LLC from September 2005 to January 2007 which was formed to build and manage cardiovascular care hospitals in Japan. From 2002 to 2005, Mr. Sayward was the Executive Vice President and CFO of LMA North America Inc., a medical device business focused on patient airway management. From 1996 to 2001, Mr. Sayward served as the Executive Vice President of Finance and CFO and Treasurer at SICOR Inc., and was elected to their Board of Directors in 1998. Previous to the above, he served in various management positions with Baxter Healthcare. He received a B.A. in History from Northwestern University in 1973 and a Master of Management from the Kellogg School of Management at Northwestern University in 1975.
We believe that Mr. Sayward’s past experiences in the health care industry, both in medical devices and pharmaceuticals, makes him well qualified to serve on our Board of Directors. Further, Mr. Sayward’s depth and breadth of positions and experiences also makes him well qualified to serve as a financial expert and audit committee chairman.

Michael A. Cunnion	Age 44	Director since 2014
President and Chief Executive Officer, Remedy Health Media
Committees: Corporate Governance (Chair), Compensation Committee, Audit

Mr. Cunnion has an extensive history of leadership roles at healthcare media and communication companies. Since September 2008, Mr. Cunnion has been Chief Executive Officer of Remedy Health Media, a privately held health media company. Prior to that, from January 2004 to December 2007, Mr. Cunnion was the President of privately held HealthTalk, leading provider of tools and information for chronically ill patients and caregivers. Mr. Cunnion successfully built this company and subsequently sold it to Revolution Health in December 2007. Subsequent to this sale, Mr. Cunnion took on the role of Executive Vice President of Revolution Health, where he oversaw revenue and sales strategy until Revolution Health merged with Everyday Health. Prior to HealthTalk, from December 1998 to December 2003, Mr. Cunnion held the role of Sr. Director, Consumer Marketing at WebMD, where he led consumer sales strategy, product development and advertising operations. Mr. Cunnion earned a B.A. degree in English from Florida State University.
We believe that Mr. Cunnion’s extensive experience in health care media companies, coupled with his experience of building up companies and creating ownership value are of significant strategic importance to our Board of Directors. His history of creating collaborative relationships in the companies he has been part of and then leveraging those relationships to maximize value in both continued organic growth and as well as selling the companies he has been part of can be of great benefit to Digirad shareholders.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION AS DIRECTOR OF EACH NOMINEE LISTED ON THE PROXY CARD.

REPORT OF THE AUDIT COMMITTEE
The following is the report of the audit committee with respect to Digirad’s audited financial statements for the year ended December 31, 2014.
The purpose of the audit committee is to assist the Board of Directors in its general oversight of Digirad’s financial reporting, internal controls and audit functions. The audit committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the audit committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.
The Company maintains an auditor independence policy that bans its auditors from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the audit committee approve the audit and non-audit services and related budget in advance, and that the audit committee be provided with quarterly reporting on actual spending. This policy also mandates that the Company may not enter into auditor engagements for non-audit services without the audit committee’s express approval. The audit committee charter describes in greater detail the full responsibilities of the audit committee and is available on our website at www.digirad.com. The audit committee is comprised solely of independent directors as defined by Rule 5605(a)(2) of the NASDAQ listing standards.
The audit committee met on five occasions in 2014. The audit committee met privately in executive session with Ernst & Young LLP (“EY”) as part of each regular meeting and held private meetings with the Chief Financial Officer and other officers of Digirad throughout the year.
In accordance with the audit committee charter and the requirements of law, the audit committee pre-approves all services to be provided by Digirad’s independent auditors, EY. Pre-approval is required for audit services, audit-related services, tax services and other services.
The audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2014 with the Company’s management and EY, the Company’s independent registered public accounting firm. The audit committee has also discussed with EY the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”). The audit committee also has received and reviewed the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the audit committee concerning independence, and has discussed with EY its independence from the Company.
Based on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors that the financial statements referred to above be included in the Annual Report.

AUDIT COMMITTEE

John W. Sayward, Chairman
John M. Climaco
Michael A. Cunnion

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
The audit committee of our Board of Directors is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. The audit committee is considering Ernst & Young LLP to serve as the Company’s independent registered public accounting firm.  Ernst & Young LLP has audited our financial statements since the fiscal year ended December 31, 1996.  While it is not required to do so, the audit committee is submitting to shareholders for ratification the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.  Notwithstanding ratification of the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm, the audit committee will be under no obligation to select Ernst & Young LLP as the Company’s independent registered public accounting firm.
Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Principal Accounting Fees
In connection with the audit of the 2014 financial statements, we entered into an engagement agreement with Ernst & Young LLP which sets forth the terms by which Ernst & Young LLP has performed audit and related professional services for us.
The following table sets forth the aggregate accounting fees paid by us for the past two fiscal years ended December 31, 2014 and 2013. The below fees were paid to the firm Ernst & Young LLP; no other accounting firm was retained to perform the identified accounting work for us. All non-audit related services in the table were pre-approved and/or ratified by the audit committee of our Board of Directors.

	For the year ended December 31
Type of Fee	2014	2013
	(in thousands)
Audit Fees	$429.8	$374.2
Audit-Related Fees	—	—
Tax Fees	118.9	118.3
All Other Fees	2.0	2.0
Totals	$550.7	$494.5

Types of Fees Explanation
Audit Fees. Audit fees were incurred for accounting services rendered for the audit of our annual consolidated financial statements and reviews of quarterly consolidated financial statements, as well fees associated with consents for registration statement filings.
Audit-Related Fees. These fees are billed for professional services not included in the Audit Fees category and include professional services related to entering into other advisory services. There were no audit-related fees for 2014 and 2013.
Tax Fees. These fees were billed to us for professional services relating to tax compliance, tax advice and tax planning.
All Other Fees. These fees relate to a license fee to access an online database for technical accounting research.
Audit Committee Pre-Approval of Services by Independent Registered Public Accounting Firm
The audit committee is granted the authority and responsibility under its charter to pre-approve all audit and non-audit services provided to the Company by its independent registered public accounting firm, including specific approval of internal control and tax-related services. In exercising this responsibility, the audit committee considers whether the provision of each professional accounting service is compatible with maintaining the audit firm’s independence.
Pre-approvals are detailed as to the category or professional service and when appropriate are subject to budgetary limits. Company management and the independent registered public accounting firm periodically report to the audit committee regarding the scope and fees for professional services provided under the pre-approval.
With respect to the professional services rendered, the audit committee had determined that the rendering of all non-audit services by Ernst & Young LLP was compatible with maintaining the auditor’s independence and had pre-approved all such services.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015, ON THE PROXY CARD.
EXECUTIVE COMPENSATION
Role and Authority of Compensation Committee
The compensation committee consists of Messrs. Climaco, Cunnion and Eberwein. Each member of the compensation committee is a “non-employee director” within the meaning of Rule 16b-3 under the Securities and Exchange Act of 1934, an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, and satisfies the independence requirements imposed by the NASDAQ Global Market.
The compensation committee is responsible for discharging the responsibilities of the Board of Directors with respect to the compensation of our executive officers. The compensation committee recommends overall compensation of our executive officers to the Board of Directors. The Board of Directors approves all compensation of our executive officers. The compensation committee also periodically reviews director compensation.
The charter of the compensation committee permits the compensation committee to engage outside consultants and to consult with our human resources department when appropriate to assist in carrying out its responsibilities.
Elements of Executive Compensation:
Our executive compensation consists of the following elements:
•Base salary;
•Annual Incentive Bonus;
•Long-Term Incentives; and
•Retirement benefits under a 401(k) plan and generally available benefit programs.
Base Salary. The base salary for each executive is initially established through negotiation at the time the executive is hired, taking into account his or her scope of responsibilities, qualifications, experience, prior salary, and competitive salary information within our industry. Year-to-year adjustments to each executive officer’s base salary are determined by an assessment of his or her sustained performance against individual goals, including leadership skills and the achievement of high ethical standards, the individual’s impact on our business and financial results, current salary in relation to the salary range designated for the job, experience, demonstrated potential for advancement, and an assessment against base salaries paid to executives for comparable jobs in the marketplace.
Based on the factors discussed above, 2014 base salaries were as follows:
Mr. Molchan’s 2014 base salary was set at $300,000, which represented no change from July 2013. In January 2015, as part of Mr. Molchan’s accomplishments as President and Chief Executive officer of Digirad, the compensation committee determined to increase Mr. Molchan’s base salary to $321,000.
Mr. Keyes’ 2014 base salary was set at $235,000, which represented no increase from 2013. In January 2015, as part of Mr. Keyes’ accomplishments as Chief Financial Officer of Digirad, the compensation committee determined to increase Mr. Keyes’ base salary to $251,450.
Mr. Lott’s 2014 base salary was set at $235,000, which represented no increase from 2013.
Annual Incentive Bonus. Payments under our executive bonus plan are based on achieving clearly defined, short-term goals. We believe that such bonuses provide incentive to achieve goals that we align with our stockholders’ interests by measuring the achievement of these goals, whenever possible, in terms of revenue and income or other financial objectives. In setting bonus levels, we review our annual business plan and financial performance objectives. After estimating the likely financial results of the business plan as submitted by management and approved by the Board of Directors, we set financial threshold goals based on those estimated results in terms of revenue, EBITDA, cash flow or other financial measurements. We set the minimum performance thresholds that must be reached before any bonus will be paid at levels that will take significant effort and skill to achieve. An executive officer’s failure to meet some or all of these personal goals can affect his or her bonus amount. We believe that offering significant potential income in the form of bonuses allows us to attract and retain executives and to align their interests with those of our stockholders.

Fiscal Year 2014. In January 2014, we finalized and adopted an executive incentive bonus plan for our executive officers for fiscal year 2014.
For each of Messrs. Molchan, Keyes and Lott, the 2014 executive incentive bonus plan was based 75% on achievement of a 2014 consolidated EBITDA target and 25% on the achievement of personal management objectives, as determined by the Board, which include certain targets related to the Company's strategic objectives. In order to be eligible for a minimum of 50% of the target bonus payout under the Executive Incentive Plan, minimum thresholds of 95% of a consolidated revenue objective, 95% of a consolidated EBITDA objective, and 90% of a consolidated free cash flow objective needed to be achieved. For each of Messrs. Molchan, Keyes and Lott, the maximum bonus that could be earned is 150% of their respective target bonus based on achievement of a consolidated EBITDA measure, with EBITDA and associated cash bonus paid on a linear basis between 95% of consolidated EBITDA and 122% of consolidated EBITDA.
For each of Messrs. Molchan, Keyes and Lott, the minimum free cash flow target may not be achieved as a result of under-spending the budgeted capital expenditures, but can be missed as a result of overspending budgeted capital expenditures.
The eligible bonus amounts and the bonuses paid under the 2014 executive incentive bonus plan were as follows.

Name and Principal Position	Target Amount	Actual Payout
Matthew G. Molchan, President and Chief Executive Officer	$240,000	$281,490
Jeffry R. Keyes, Chief Financial Officer and Corporate Secretary	$117,500	$147,813
Virgil J. Lott, President, Diagnostic Imaging	$117,500	$137,813
Long-Term Incentives. The compensation committee has the ability to grant equity instruments to our executives under our executive compensation package program to directly link their interests to those of our stockholders. The compensation committee has the ability to issue a variety of instruments, but traditionally has granted stock options and restricted stock units. We believe that our executive compensation program must include long-term incentives such as stock options and restricted stock units if we wish to hire and retain high-level executive talent. We also believe that stock options and restricted stock units help to provide a balance to the overall executive compensation program as base salary and bonus awards focus only on short-term compensation. In addition, the vesting period of stock options and restricted stock units encourages executive retention and the preservation of stockholder value. Finally, we believe that aligning at least a portion of restricted stock units vesting provisions to financial performance measures further aligns executive compensation to stockholder value; if performance targets are not achieved, then the awards do not vest. We base the number of equity units granted on the type and responsibility level of the executive’s position, the executive’s performance in the prior year and the executive’s potential for continued sustained contributions to our long-term success and the long-term interests of our stockholders.
Chief Executive Officer Ownership Policy. This policy requires our Chief Executive Officer (“CEO”) to own an amount of our common stock equal in value to at least three times the CEO’s base salary for so long as he or she is serving as CEO. The CEO Ownership Policy further provides that until the CEO has achieved the level of stock ownership required by the CEO Ownership Policy, the CEO will be required to retain an amount of Common Stock equal to 50% of the net shares received as a result of the exercise, vesting or payment of any equity awards granted to the CEO by the Company. Because the CEO must retain a percentage of net shares acquired from any Company equity awards until he or she satisfies the CEO Ownership Policy, there is no minimum time period required to achieve the guideline level of ownership required by the CEO Ownership Policy.
401(k) and Other Benefits. During 2014, our executive officers were eligible to receive certain benefits generally available to all our employees on the same terms, including medical, dental and vision insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance, health and dependent care flexible spending accounts, educational and employee assistance, paid-time-off, and certain other benefits. During 2014, we also maintained a tax-qualified 401(k) Plan, which provides for broad-based employee participation. During 2014, under the 401(k) Plan, all employees were eligible to receive matching contributions from Digirad of 25% of employee contributions up to a maximum of $1,000 per employee, per year, subject to vesting provisions.
Compensation Risk Assessment
In establishing and reviewing our overall compensation program, the Compensation Committee considers whether the program and its various elements encourage or motivate our executives or other employees to take excessive risks. We believe that our compensation program and its elements are designed to encourage our employees to act in the long-term best interests of the Company and are not reasonably likely to have a material adverse effect on our business.
The Impact of Tax and Accounting Treatments on Elements of Compensation
We have elected to award non-qualified stock options instead of incentive stock options to all our employees, directors and consultants to allow the corporation to take advantage of the more favorable tax advantages associated with non-qualified stock options.

Internal Revenue Code Section 162(m) precludes us from deducting certain forms of non-performance-based compensation in excess of $1.0 million to named executive officers. To date, we have not exceeded the $1.0 million limit for any executive, and the Compensation Committee has not defined a policy that all compensation must be deductible. However, since stock-based awards comprise a significant portion of total compensation, the compensation committee has taken appropriate steps to preserve deductibility for such awards in the future, when appropriate.
Summary Compensation Table
The following table provides information regarding the compensation earned during the fiscal year ended December 31, 2014 by our Chief Executive Officer and our two other most highly compensated executive officers who were employed by us during 2014.

Name and Principal Position	Year	Salary ($) (1)	Stock Award ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)
Matthew G. Molchan President and Chief Executive Officer	2014	301,154	—	107,703	281,490	2,000	692,347
	2013	284,633	—	88,672	227,813	2,000	603,118

Jeffry R. Keyes Chief Financial Officer and Corporate Secretary	2014	235,904	—	39,165	147,813	1,000	423,882
	2013	235,935	—	44,336	141,000	2,000	423,271

Virgil J. Lott President, Diagnostic Imaging	2014	235,904	—	39,165	137,813	2,000	414,882
	2013	233,440	—	44,336	141,000	2,000	420,776
____________________

(1)	See discussion above under the heading “Elements of Executive Compensation” for additional narrative disclosure regarding base salaries of our named executive officers.
(2) Represents full fair value at grant date of options to purchase Digirad common stock granted to our named executive officers, computed in accordance with FASB ASC Topic 718, Stock Compensation. The full grant date fair value of an option award is the maximum value that may be received over the vesting period if all vesting conditions are satisfied. Thus, there is no assurance that the value, if any, eventually received by our executive officers will correspond to the amount shown. For information regarding assumptions made in connection with this valuation, please see Note 8 to our consolidated financial statements found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed on March 3, 2015. See discussion above under the heading “Elements of Executive Compensation” for additional narrative disclosure regarding long term incentives.

(3)
Actual bonuses paid under the 2014 executive incentive bonus plan. See discussion above under the heading “Elements of Executive Compensation” for additional narrative disclosure regarding the 2014 executive incentive bonus plan.

(4)	Amounts shown for 2014 and 2013 include up to $1,000 matching contributions to the officers’ 401(k) retirement plan and up to $1,000 seed contribution to the executive’s Health Saving Account plans.
Grants of Plan-Based Awards
The following table presents information concerning grants to each of the named executive officers during 2014.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Matthew G. Molchan	N/A	120,000	240,000	360,000	—	—	—	—	110,000	3.55	107,703
Jeffry R. Keyes	N/A	58,750	117,500	176,250	—	—	—	—	40,000	3.55	39,165
Virgil J. Lott	N/A	58,750	117,500	176,250	—	—	—	—	40,000	3.55	39,165
____________________

(1)
The amounts in these columns list the threshold, target and maximum payout under our 2014 executive incentive bonus plan. For Mssers. Molchan, Keyes and Lott, cash bonuses for 2014 under this program were dependent on the achievement of both specified corporate-wide financial objectives and specified individual objectives for each named executive officer.

Outstanding Equity Awards at Fiscal Year-End
The following table presents the outstanding equity awards held by each of the named executive officers as of the fiscal year ended December 31, 2014, including the value of the stock awards.

Name			Option Awards					Stock Awards
	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Matthew G. Molchan	01/29/2014	(4)	—	110,000	—	3.55	01/29/2021	—	—
	06/04/2013	(2)	30,000	50,000	—	2.29	06/04/2020	—	—
	02/16/2010	(1)	30,000	—	—	1.87	02/16/2017	—	—
	07/09/2009	(3)	11,666	—	—	1.21	07/09/2016	—	—
	11/11/2008	(1)	20,000	—	—	0.70	11/11/2018	—	—

Jeffry R. Keyes	01/29/2014	(4)	—	40,000	—	3.55	01/29/2021	—	—
	06/04/2013	(2)	15,000	25,000	—	2.29	06/04/2020	—	—
	09/06/2012	(2)	70,312	54,688	—	1.98	09/06/2019	—	—

Virgil J. Lott	01/29/2014	(4)	—	40,000	—	3.55	01/29/2021	—	—
	06/04/2013	(2)	15,000	25,000	—	2.29	06/04/2020	—	—
	02/16/2010	(1)	40,000	—	—	1.87	02/16/2017	—	—
	07/09/2009	(3)	23,333	—	—	1.21	07/09/2016	—	—
	11/11/2008	(1)	20,000	—	—	0.70	11/11/2018	—	—
____________________

(1)	1/48th of the total number of shares subject to the option vest monthly.

(2)	25% of the total number of shares subject to option vest on the first anniversary of the grant date, with the remaining shares vesting monthly over 36 months.

(3)	50% of the total number of shares subject to option vest on the first anniversary of the grant date, with the remaining shares vesting monthly over 12 months.

(4)	33 1/3% of the total number of shares subject to option vest on the first anniversary of the grant date, with the remaining shares vesting quarterly over 24 months.
The following table shows for the fiscal year ended December 31, 2014, certain information regarding option exercises and stock vested during the last fiscal year with respect to the named executive officers:

Name	Option Exercises and Stock Vested in Fiscal 2014
	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Matthew G. Molchan	—	—	—	—
Jeffry R. Keyes	—	—	—	—
Virgil J. Lott	—	—	—	—

Pension Benefits
None of our named executive officers participates in or has account balances in qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation
None of our named executive officers participates in or has account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us.
Potential Payments Upon Termination or Change of Control
Matthew G. Molchan
We entered into an employment agreement with Mr. Molchan on May 1, 2007, as amended on August 7, 2010. In connection with the determination to change the Company’s business strategy, our Board of Directors appointed Matthew G. Molchan, who has served as President, Digirad Imaging Solutions, Inc. since January 2012 to serve as President of Digirad Corporation, effective February 27, 2013, and subsequently, to Chief Executive Officer on July 1, 2013. Pursuant that employment agreement, Mr. Molchan would receive six months severance at his then current salary, and any accrued but unpaid performance bonus.
If Mr. Molchan would have been terminated without cause at December 31, 2014 or if Mr. Molchan would have resigned for good reason, Mr. Molchan would have been entitled to receive (i) severance payments of $150,000 and (ii) a prorated amount of any earned performance bonus payable at the time of his termination date.
Jeffry R. Keyes
On March 4, 2013, we entered into an executive employment agreement with Mr. Keyes pursuant to which he would receive six months of severance at his current salary at the time of the termination, six months of COBRA coverage and full acceleration of his outstanding equity instruments in the event that he is terminated, he no longer reports to the Company’s Chief Executive Officer or he is required to move more than 50 miles from Poway, California.
Assuming the Mr. Keyes’ employment agreement was effective December 31, 2014 and he was terminated without cause on that date, he would have been entitled to receive (i) severance payments of $117,500, (ii) no COBRA payments based on his current healthcare selections and (iii) accelerated stock option vesting with a market value of $214,307.
Virgil J. Lott
On December 31, 2010, the Company entered into a severance agreement with Virgil J. Lott. In the event his employment with the Company is terminated without cause (as defined below), he would receive a severance payment in amount equal to six months of his base salary.
Assuming that Mr. Lott’s employment was terminated without cause as of December 31, 2014, he would have been entitled to receive severance payments of $117,500.
Under our executive employment agreements “Cause” generally includes the occurrence of any of the following events: (1) willful misconduct or gross negligence in the performance of duties under the agreement; willful failure or refusal to perform in the usual manner at the usual time those duties which regularly and routinely performs in connection with the business of the Company or such other duties reasonably related to the capacity in which such executive is employed hereunder which may be assigned to such executive by the Board of Directors, if such failure or refusal has not been substantially cured to the satisfaction of the Board of Directors within thirty (30) days after written notice of such failure or refusal has been given by the Company to such executive; performance of any material action when specifically and reasonably instructed not to do so by the Board of Directors; engaging or in any manner participating in any activity which is directly competitive with or intentionally injurious to the Company; commission of any fraud, or use or appropriation for his personal use or benefit of any funds, properties or opportunities of the Company not authorized by the Board of Directors to be so used or appropriated; conviction of any felony involving moral turpitude; or willful or grossly negligent violation of the Ethics Code.
The equity agreements of our named executive officers provide that, in case of a change of control of Digirad, all equity instruments then outstanding but neither assumed nor replaced by the successor entity shall vest immediately upon the change of control event. Further, if an executive’s employment is terminated without cause within twelve (12) months of the change of control, all equity instruments then outstanding, either assumed or replaced, shall become fully vested at the time of termination. With respect to Mr. Keyes’s employment agreement, should Mr. Keyes be terminated without cause or leave for good reason, all of Mr. Keyes’s then outstanding equity instruments will immediately vest. As of December 31, 2014, the value of the equity instruments of our named executive officers that would accelerate upon (i) termination without cause within twelve (12) months of a change of control in which options are assumed or replaced by the successor entity, (ii) a change of control in which the outstanding stock options are neither assumed or replaced by the successor entity, or (iii) in the case of Mr. Keyes, termination without cause or left for good reason would be as follows based on the difference between the closing price on the last trading day of the year of $4.36 per share and the exercise price of the respective options:

Name	Option Value as of December 31, 2014	Stock Award Value as of December 31, 2014
Matthew G. Molchan	$192,600	$—
Jeffry R. Keyes	214,307	—
Virgil J. Lott	84,150	—
Securities Authorized for Issuance Under Equity Compensation Plans

	As of December 31, 2014
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,220,438	$2.62	1,084,765
Equity compensation plans not approved by security holders	237,917	$2.64	46,667
Total	1,458,355	$2.62	1,131,432
COMPENSATION OF DIRECTORS
Cash Retainer Compensation
Non-employee members of our Board of Directors are paid an annual cash retainer for their service, with additional compensation for being the chairperson of the Board, serving on a committee of the Board of Directors and chairing a committee of the Board of Directors. Payments are made quarterly, in advance.
The compensation paid to the members of the Board of Directors is indicated in the chart below:

2014 Director Cash Compensation
Director Annual Retainer (all)	$36,000
Additional Annual Retainer to Chairperson	$15,000
Additional Annual Retainer to Audit Committee Chairperson	$14,500
Additional Annual Retainer to Compensation Committee Chairperson	$5,000
Additional Annual Retainer to Corporate Governance Committee Chairperson	$5,000
Additional Annual Retainer to Strategic Advisory Committee Chairperson	$5,000
Additional Annual Retainer to Audit Committee Member	$4,000
Additional Annual Retainer to Compensation Committee Member	$4,000
Additional Annual Retainer to Corporate Governance Committee Member	$4,000
Additional Annual Retainer to Strategic Advisory Committee Member	$4,000
For the sake of clarity, each of the audit committee, the compensation committee, the corporate governance committee and the strategic advisory committee chairpersons only receive an amount equal to the chairperson fee set forth in the table above and not the chairperson fee plus the member fee.
The single employee director of our Board of Directors, Mr. Molchan, our President and Chief Executive Officer, does not receive additional compensation for his service on our Board of Directors.
Non-Employee Director Compensation Table
The following table sets forth summary information concerning compensation paid or accrued for services rendered to us in all capacities to the non-employee members of our Board of Directors for the fiscal year ended December 31, 2014.

Name	Fees Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (7)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jeffrey E. Eberwein (1)	61,000	—	35,572	—	—	—	96,572
John M. Climaco (2)	50,167	—	35,572	—	—	—	85,739
Michael A. Cunnion (3)	28,445		47,430				75,875
Charles M. Gillman (4)	44,500	—	35,572	—	—	—	80,072
James B. Hawkins (5)	37,500	—	35,572	—	—	—	73,072
John Sayward (6)	54,500	—	35,572	—	—	—	90,072
____________________

(1)	Mr. Eberwein holds, inclusive of the options noted in the table, outstanding options to purchase an aggregate of 60,000 shares of our common stock at December 31, 2014.

(2)	Mr. Climaco holds, inclusive of the options noted in the table, outstanding options to purchase an aggregate of 100,000 shares of our common stock at December 31, 2014.

(3)	Mr. Cunnion holds, inclusive of the options noted in the table, outstanding options to purchase an aggregate of 80,000 shares of our common stock at December 31, 2014.

(4)	Mr. Gillman holds, inclusive of the options noted in the table, outstanding options to purchase an aggregate of 60,000 shares of our common stock at December 31, 2014.

(5)	Mr. Hawkins resigned from the board of directors on October 28, 2014. Mr. Hawkins holds outstanding options to purchase an aggregate of 15,000 shares of our common stock at December 31, 2014.

(6)	Mr. Sayward holds, inclusive of the options noted in the table, outstanding options to purchase an aggregate of 60,000 shares of our common stock at December 31, 2014.

(7)	Represents full fair value at grant date of options to purchase Digirad common stock granted to our directors, computed in accordance with FASB ASC Topic 718.
PROPOSAL 3: ADVISORY (NON-BINDING) STOCKHOLDER APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION
Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to provide advisory (non-binding) approval of the compensation of our named executive officers, as we have described it in the “Executive Compensation” section of this Proxy Statement. Although this vote is advisory, and not binding on our Company, it will provide information to our management and the compensation committee regarding investor opinion about our executive compensation practices and policies, which the compensation committee will be able to consider when determining executive compensation for the remainder of 2015 and beyond.
We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by voting in favor of the following resolution:
“RESOLVED, that the holders of shares of common stock approve, on an advisory basis, the compensation of the Company’s executives named in the Summary Compensation Table, as disclosed in this Proxy Statement, pursuant to the compensation disclosure rules of the SEC. However, as this is an advisory vote, the result will not be binding on our Board of Directors or the Company.”
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY (NON-BINDING) APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION ON THE PROXY CARD.

PROPOSAL 4: APPROVAL OF PROTECTIVE AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION
For the reasons discussed below under “Background to NOL Protective Amendment,” our Board of Directors recommends that our stockholders adopt an amendment to our Restated Certificate of Incorporation (the “Protective Amendment”) to protect the significant potential long-term tax benefits presented by our net operating losses and other tax benefits (collectively, the “NOLs”). The Protective Amendment is designed to prevent certain transfers of our common stock that could result in an ownership change under Section 382 (“Section 382”) of the Internal Revenue Code of 1986, as amended (the “Code”), and, therefore, significantly impair the value of our NOLs. The Board believes it is in our and our stockholders’ best interests to adopt the Protective Amendment to help protect our NOLs.
The purpose of the Protective Amendment is to assist us in protecting long-term value to the Company of its accumulated NOLs by limiting direct or indirect transfers of our common stock that could affect the percentage of stock that is treated as being owned by a holder of 4.99% of our common stock. In addition, the Protective Amendment includes a mechanism to block the impact of such transfers while allowing purchasers to receive their money back from prohibited purchases. Our Board of Directors has adopted resolutions approving and declaring the advisability of amending our Restated Certificate of Incorporation as described below and the complete text of the Protective Amendment is attached as Appendix A to this Proxy Statement. However, in order for the Protective Amendment to be implemented, it first must be approved by our stockholders at the Annual Meeting.
The Protective Amendment, if approved by our stockholders, would become effective upon the filing of a Certificate of Amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which we would expect to do as soon as practicable after the Protective Amendment is approved by our stockholders. Even if approved by the stockholders, the Board of Directors retains the authority to abandon the Protective Amendment for any reason at any time prior to the filing and effectiveness of the Protective Amendment with the Secretary of State of the State of Delaware.
Background to NOL Protective Amendment
Our past operations generated significant NOLs. Under federal tax laws, we generally can use our NOLs and certain related tax credits to reduce ordinary income tax paid in our prior two tax years or on our future taxable income for up to 20 years, at which point they “expire” for such purposes. Until they expire, we can “carry forward” NOLs and certain related tax credits that we do not use in any particular year to offset taxable income in future years. As of December 31, 2014, we had approximately $93.2 million in federal NOLs. While we cannot estimate the exact amount of NOLs that we will be able use to reduce future income tax liability because we cannot predict the amount and timing of our future taxable income, we believe our NOLs are a very valuable asset.
Our ability to utilize our NOLs to offset future taxable income may be significantly limited if we experience an “ownership change,” as determined under Section 382. Under Section 382, an “ownership change” occurs if a stockholder or a group of stockholders that is deemed to own at least 5% of our common stock increases its ownership by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.
If an ownership change is deemed to occur, the limitations imposed by Section 382 could significantly limit our ability to use our NOLs to reduce future income tax liability and result in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded securities make it difficult to determine whether an ownership change has occurred, we currently believe that an ownership change has not occurred. However, if no action is taken to protect our NOLs, we believe it is possible that we could experience an ownership change before our NOLs are fully-utilized or expire.
After careful consideration, our Board of Directors determined that the most effective way to protect the significant potential long-term tax benefits presented by our NOLs is to adopt the Protective Amendment and to maintain our Tax Benefit Preservation Plan, dated as of May 23, 2013, as amended by the First Amendment thereto dated as of November 11, 2013 (the “Rights Plan”). The Rights Plan was adopted by the Board on May 23, 2014, and approved by our stockholders on May 12, 2014.
The Rights Plan is described in our Definitive Proxy Statement filed with the SEC on April 8, 2014, in connection with our annual meeting of stockholders held on May 12, 2014. A copy of the Tax Benefit Preservation Plan, dated as of May 23, 2013, is filed as Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on May 24, 2013. A copy of the First Amendment to Tax Benefit Preservation Plan, dated as of November 11, 2013, is filed as Exhibit 10.26 to our Annual Report on Form 10-K filed with the SEC on March 20, 2014.
The Protective Amendment, which is designed to prevent certain transfers of our securities that could result in an ownership change, is described below and the complete text of the Protective Amendment is attached as Appendix A to this Proxy Statement. The Protective Amendment will not be put into effect unless and until it is approved by our stockholders at the Annual Meeting. Even if approved by our stockholders, the Board of Directors retains the authority to abandon the Protective Amendment for any reason at any time prior to the filing and effectiveness of the Protective Amendment with the Secretary of State of the State of Delaware.
Our Board of Directors urges stockholders to read Proposal 4 and the items discussed below under the heading “Certain Considerations Related to the Protective Amendment” and the complete text of the Protective Amendment, which is attached as Appendix A to this Proxy Statement. It is important to note that neither the Protective Amendment nor the Rights Plan offer a complete solution and that an ownership change may occur even if the Protective Amendment is approved by our stockholders. There may be limitations on the enforceability of the Protective Amendment against stockholders who do not vote to approve it that may allow an ownership change to occur. Moreover, the Rights Plan may deter, but ultimately cannot block, transfers of common stock that might result in an ownership change. The limitations of the Protective Amendment is described in more detail below. Because of their individual limitations, the Board believes that the adoption of the Protective Amendment and maintaining the Rights Plan is appropriate and that together they will serve as important tools to help prevent an ownership change that could substantially reduce or eliminate the significant potential long-term tax benefits presented by our NOLs. Accordingly, the Board of Directors recommends that stockholders approve the Protective Amendment.
Description of NOL Protective Amendment
The following description of the Protective Amendment is qualified in its entirety by reference to the complete text of the Protective Amendment attached as Appendix A to this Proxy Statement. Please read the Protective Amendment in its entirety as the discussion below is only a summary.
Prohibited Transfers. The Protective Amendment generally will restrict any direct or indirect transfer (such as transfers of our common stock that result from the transfer of interests in other entities that own our common stock) if the effect would be to:

•	increase the direct or indirect ownership of our common stock by any Person (as defined below) from less than 4.99% to 4.99% or more of our common stock; or

•	increase the percentage of our common stock owned directly or indirectly by a Person owning or deemed to own 4.99% or more of our common stock.
“Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and includes any successor (by merger or otherwise) of any such entity or group.
Restricted transfers include sales to Persons whose resulting percentage ownership (direct or indirect) of our common stock would exceed the 4.99% thresholds discussed above, or to Persons whose direct or indirect ownership of our common stock would by attribution cause another Person to exceed such threshold. Complicated stock ownership rules prescribed by the Code (and regulations promulgated thereunder) will apply in determining whether a Person is a 4.99% stockholder under the Protective Amendment. A transfer from one member of a “public group” (as that term is defined under Section 382) to another member of the same public group does not increase the percentage of our common stock owned directly or indirectly by the public group and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of our common stock owned by, any stockholder, we will be entitled to rely on the existence or absence of certain public securities filings as of any date, and our actual knowledge of the ownership of our common stock. The Protective Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of our common stock, to provide all information reasonably requested regarding such person’s direct and indirect ownership of our common stock.
These transfer restrictions may result in the delay or refusal of certain requested transfers of our common stock, or prohibit ownership (thus requiring dispositions) of our common stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly or indirectly, owns our common stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382)

with respect to our common stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.
Consequences of Prohibited Transfers. Upon adoption of the Protective Amendment, any direct or indirect transfer attempted in violation of the Protective Amendment would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our common stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the Protective Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such shares, or in the case of options, receiving shares in respect of their exercise. In this Proxy Statement, our common stock purportedly acquired in violation of the Protective Amendment is referred to as “excess stock.”
In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the Protective Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be transferred first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be transferred to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).
To the extent permitted by law, any stockholder who knowingly violates the Protective Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation in our ability to use our NOLs and any professional fees incurred in connection with addressing such violation.
With respect to any transfer of common stock that does not involve a transfer of our securities within the meaning of Delaware law but that would cause a person to violate the Protective Amendment, the following procedure will apply in lieu of those described above: in such case, such person whose ownership of our securities is attributed to such proscribed person will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such proscribed person not to be in violation of the Protective Amendment, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such stockholder that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.
Public Groups; Modification and Waiver of Transfer Restrictions. In order to facilitate sales by our stockholders into the market, the Protective Amendment permits otherwise prohibited transfers of our common stock where the transferee is a public group.
In addition, our Board of Directors will have the discretion to approve a transfer of our common stock that would otherwise violate the transfer restrictions if it determines that the transfer is in our and our stockholders’ best interests. If our Board of Directors decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit our use of our NOLs. In deciding whether to grant a waiver, our Board of Directors may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, our Board of Directors may request relevant information from the acquirer and/or selling party in order to determine compliance with the Protective Amendment or the status of our federal income tax benefits, including an opinion of counsel selected by our Board of Directors (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of our NOLs under Section 382. If our Board of Directors decides to grant a waiver, it may impose conditions on such waiver on the acquirer or selling party.
In the event of a change in law, our Board of Directors will be authorized to modify the applicable allowable percentage ownership interest (currently 4.99%) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that our Board of Directors determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve our NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Our stockholders will be notified of any such determination through a filing with the SEC or such other method of notice as the Secretary of the Company shall deem appropriate.
Our Board of Directors may establish, modify, amend or rescind bylaws, regulations and procedures for purposes of determining whether any transfer of common stock would jeopardize our ability to use our NOLs.

Implementation and Expiration of the Protective Amendment
If our stockholders approve the Protective Amendment, we intend to file the Protective Amendment promptly with the Secretary of State of the State of Delaware, whereupon the Protective Amendment will become effective. We intend to enforce the restrictions in the Protective Amendment immediately thereafter to preserve the future use of our NOLs. We also intend to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form and to disclose such restrictions to the public generally.
Even if our stockholders approve the Protective Amendment, the Board retains the authority to abandon the Protective Amendment for any reason at any time prior to the filing and effectiveness of the Protective Amendment with the Secretary of State of the State of Delaware.
The Protective Amendment would expire on the earliest of (i) the close of business on the date that is the third anniversary of the filing of the Protective Amendment with the Secretary of State of the State of Delaware, (ii) our Board of Directors’ determination that the Protective Amendment is no longer necessary for the preservation of our NOLs because of the repeal of Section 382 or any successor statute, (iii) the beginning of a taxable year to which our Board of Directors determines that none of our NOLs may be carried forward and (iv) such date as our Board of Directors otherwise determines that the Protective Amendment is no longer necessary for the preservation of our NOLs. Our Board of Directors may also accelerate the expiration date of the Protective Amendment in the event of a change in the law if our Board of Directors has determined that the continuation of the restrictions contained in the Protective Amendment is no longer reasonably necessary for the preservation of our NOLs or such action is otherwise reasonably necessary or advisable.
Effectiveness and Enforceability
Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is adopted given that:

•	The Board can permit a transfer to an acquirer that results or contributes to an ownership change if it determines that such transfer is in our and our stockholders’ best interests.

•
A court could find that part or all of the Protective Amendment is not enforceable, either in general or as applied to a particular stockholder or fact situation. Delaware law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that are parties to the applicable agreement or voted in favor of the restriction and (ii) purported successors or transferees of such holders if (A) the transfer restriction is noted conspicuously on the certificate(s) representing such shares or (B) the successor or transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our common stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Delaware law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, despite these actions, a court still could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.

•
Despite the adoption of the Protective Amendment, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Section 382. Accordingly, we cannot assure you that an ownership change will not occur even if the Protective Amendment is made effective. However, our Board of Directors has adopted the Rights Plan, which is intended to act as a deterrent to any person acquiring more than 4.99% of our common stock and endangering our ability to use our NOLs.

As a result of these and other factors, the Protective Amendment is intended to reduce, but does not eliminate, the risk that we will undergo an ownership change that would limit our ability to utilize our NOLs.

Section 382 Ownership Change Determinations
The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:

•
Each stockholder who owns less than 5% of our common stock is generally (but not always) aggregated with other such stockholders and treated as a single “5-percent stockholder” for purposes of Section 382. Transactions in the public markets among such stockholders are generally (but not always) excluded from the Section 382 calculation.

•
There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as Section 382 “5-percent stockholders.” Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.

•
Acquisitions by a person that cause the person to become a Section 382 “5-percent stockholder” generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

•
Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

Our redemption or buyback of our common stock will increase the ownership of any Section 382 “5-percent stockholders” (including groups of stockholders who are not individually 5-percent stockholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 “5-percent stockholder,” resulting in a 5% (or more) change in ownership.
Certain Considerations Related to the Protective Amendment
Our Board believes that attempting to protect the tax benefits of our NOLs as described above under “Background to NOL Protective Amendment” is in our and our stockholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is approved. Please consider the items discussed below in voting on Proposal 4.
The Internal Revenue Service (“IRS”) could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether.
 The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future taxable income. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Protective Amendment is in place.
Continued Risk of Ownership Change
Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot assure you that it would prevent all transfers of our common stock that could result in such an ownership change. In particular, absent a court determination, we cannot assure you that the Protective Amendment’s restrictions on acquisition of our common stock will be enforceable against all our stockholders, and it may be subject to challenge on equitable grounds, as discussed above.
Potential Effects on Liquidity
The Protective Amendment will restrict a stockholder’s ability to acquire, directly or indirectly, additional shares of our common stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of our common stock may be limited by reducing the class of potential acquirers for such shares. In addition, a stockholder’s ownership of our common stock may become subject to the restrictions of the Protective Amendment upon actions taken by persons related to, or affiliated with, such stockholder. Stockholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our common stock approaches the restricted levels.

Potential Impact on Value
If the Protective Amendment is adopted, our Board of Directors intends to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 5% of our common stock and certain institutional holders who may not be comfortable holding our common stock with restrictive legends, may not choose to purchase our common stock, the Protective Amendment could depress the value of our common stock in an amount that could more than offset any value preserved from protecting our NOLs.
Potential Anti-Takeover Impact
 The reason our Board of Directors approved the Protective Amendment is to protect the significant potential long-term tax benefits presented by our NOLs. The Protective Amendment is not intended to prevent a takeover of the Company. However, the Protective Amendment, if approved by our stockholders, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate more than 4.99% of our common stock and the ability of persons, entities or groups now owning more than 4.99% of our common stock to acquire additional shares of our common stock without the approval of our Board of Directors. Accordingly, the overall effects of the Protective Amendment, if approved by our stockholders, may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities.
 Effect of the Protective Amendment If You Vote For It and Already Directly or Indirectly Own More Than 4.99% of our common stock
 If you already own more than 4.99% of our common stock, you would be able to transfer shares of our common stock only if the transfer does not increase the percentage of stock ownership of another holder of 4.99% or more of our common stock or create a new holder of 4.99% or more of our common stock. You will also be able to transfer your shares of our common stock through open-market sales to a public group. Shares acquired in any such transaction will be subject to the Protective Amendment’s transfer restrictions.
 Effect of the Protective Amendment If You Vote For It and Directly or Indirectly Own Less Than 4.99% of our common stock
The Protective Amendment will apply to you, but, so long as you own less than 4.99% of our common stock you can transfer your shares to a purchaser who, after the sale, also would own less than 4.99% of our common stock.
 Effect of the Protective Amendment If You Vote Against It
Delaware law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that are parties to the applicable agreement or voted in favor of the restriction and (ii) purported successors or transferees of such holders if (A) the transfer restriction is noted conspicuously on the certificate(s) representing such shares or (B) the successor or transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our common stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Delaware law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, despite these actions, a court still could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.
Recommendation of the Board
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROTECTIVE AMENDMENT.

RELATED PERSON TRANSACTIONS AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Related Person Transactions
Issuance of Equity Instruments
During the fiscal year ended December 31, 2014, we granted stock options to purchase an aggregate of 610,000 shares of our common stock to our executive officers and directors, as further detailed in the respective Summary Compensation Table and Non-Employee Directors Compensation Table, at an average weighted exercise price of $3.34 per share.
Other Transactions
We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements require us to indemnify these individuals to the fullest extent permitted by Delaware law and may be broader than the specific indemnification provisions contained in the General Corporation Law of the State of Delaware. In addition, we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment in certain circumstances.
We believe that all of the transactions described above were on terms at least as favorable to us as they would have been had we entered into those transactions with unaffiliated third parties.
Policy Concerning Audit Committee Approval of Related Person Transactions
Our Board of Directors and audit committee has adopted a formal policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior consent of our Audit Committee, or other independent members of our Board of Directors if it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires Digirad’s directors, executive officers and holders of more than 10% of its common stock to file with the SEC reports regarding their ownership and changes in ownership of Digirad’s securities. Based solely on a review of the copies of reports furnished to the Digirad and written representations that no other reports were required, Digirad believes that during fiscal 2014 the executive officers and directors of the Company timely complied with all applicable filing requirements.
STOCKHOLDER PROPOSALS
Stockholder proposals intended for inclusion in next year’s proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act must be directed to the Corporate Secretary, Digirad Corporation, 1048 Industrial Court, Suwanee, Georgia 30024 and must be received by November 27, 2015. In order for proposals of stockholders made outside of Rule 14a-8 promulgated under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) promulgated under the Exchange Act, such proposals must be received by the Corporate Secretary at the above address by November 27, 2015 and must also be submitted in accordance with the requirements of our bylaws.
ANNUAL REPORT
We are concurrently sending all of our stockholders of record as of the Record Date, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. The Annual Report on Form 10-K contains Digirad’s certified consolidated financial statements for the year ended December 31, 2014, including that of the Digirad’s subsidiaries.
A copy of our Annual Report on Form 10-K will also be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of Digirad at such date to any person who was a beneficial owner of our common stock on the Record Date. Requests should be directed to Investor Relations, Digirad Corporation, 1048 Industrial Court, Suwanee, Georgia 30024.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are Digirad stockholders may be “householding” our proxy materials. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.
GENERAL
Cost of Solicitation
We have retained InvestorCom, Inc. (“InvestorCom”) to assist us in the solicitation of proxies for a fee of up to $7,500 plus out-of-pocket expenses. Our expenses related to the solicitation of proxies from stockholders this year are not anticipated to be significant, with the total cost expected to be approximately $10,000. These solicitation costs are expected to include primarily the fee payable to our proxy solicitor. To date, we have incurred approximately $8,000 of these solicitation costs.
Other Matters
The Board of Directors is not aware of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, your shares of common stock will be voted in accordance with the best judgment of the designated proxy holders (who are identified on the enclosed proxy card).
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, REGARDLESS OF HOW MANY OR HOW FEW SHARES YOU OWN. WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING WHITE PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

By Order of the Board of Directors,

/s/ Jeffrey E. Eberwein
Jeffrey E. Eberwein
Chairman of the Board
Dated: March 27, 2015

APPENDIX A
______________________________________________________________________________________________________
FORM OF AMENDMENT TO
RESTATED CERTIFICATE OF INCORPORATION
TO IMPLEMENT PROTECTIVE AMENDMENT

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF THE
RESTATED CERTIFICATE OF INCORPORATION
OF
DIGIRAD CORPORATION
______________________________________________________________________________________________________
Digirad Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),
DOES HEREBY CERTIFY:
FIRST: That resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Restated Certificate of Incorporation of the Corporation and declaring said Amendment to be advisable and recommended for approval by the stockholders of the Corporation.
SECOND: This Amendment to the Restated Certificate of Incorporation adds an Article XIV to the Restated Certificate of Incorporation to read in its entirety as follows:
ARTICLE XIV
PROTECTION OF TAX BENEFITS
(A)    DEFINITIONS. As used in this Article XIV, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treas. Reg. § 1.382-2T shall include any successor provisions):
1.“4.99-percent Transaction” means any Transfer described in clause (i) or (ii) of Section (B) of this Article XIV.
2.“4.99-percent Stockholder” means a Person or group of Persons that is a “5-percent stockholder” of the corporation pursuant to Treas. Reg. § 1.382-2T(g), as applied by replacing “5-percent” with “4.99-percent” and “five percent” with “4.99 percent,” where applicable.
3.“Agent” has the meaning set forth in Section (E) of this Article XIV.
4.“Board of Directors” means the board of directors of the Corporation.
5.“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.
6.“Corporation Security” or “Corporation Securities” means (i) any Stock, (ii) shares of preferred stock issued by the Corporation (other than preferred stock described in § 1504(a)(4) of the Code), and (iii) warrants, rights, or options (including options within the meaning of Treas. Reg. § 1.382-2T(h)(4)(v) or Treas. Reg. § 1.382-4(d)(9)) to purchase securities of the Corporation.
7.“Effective Date” means the date of filing of this Amendment to the Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware.

8.“Excess Securities” has the meaning set forth in Section (D) of this Article XIV.
9.“Expiration Date” means the earliest of (i) the close of business on the date that is the third anniversary of the Effective Date, (ii) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Article XIV is no longer necessary or desirable for the preservation of Tax Benefits, (iii) the close of business on the first day of a taxable year of the Corporation as to which the Board of Directors determines that no Tax Benefits may be carried forward or (iv) such date as the Board of Directors shall fix in accordance with Section (L) of this Article XIV.
10.“Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with Treas. Reg. § 1.382-2T(g), (h), (j) and (k) and Treas. Reg. § 1.382-4, or any successor provisions and other pertinent Internal Revenue Service guidance.
11.“Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treas. Reg. § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treas. Reg. § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.
12.“Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.
13.“Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Article XIV.
14.“Public Group” has the meaning set forth in Treas. Reg. § 1.382-2T(f)(13).
15.“Purported Transferee” has the meaning set forth in Section (D) of this Article XIV.
16.“Remedial Holder” has the meaning set forth in Section (G) of this Article XIV.
17.“Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treas. Reg. § 1.382-2T(f)(18).
18.“Stock Ownership” means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect and constructive ownership determined under the provisions of Section 382 of the Code and the Treasury Regulations thereunder, including, for the avoidance of doubt, any ownership whereby a Person owns Stock pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Treas. Reg. § 1.382-3(a)(1), or such Stock is otherwise aggregated with Stock owned by such Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder.
19.“Tax Benefits” means the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” of the Corporation or any direct or indirect subsidiary thereof, within the meaning of Section 382 of the Code.
20.“Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition, event or occurrence or other action taken by a Person, other than the Corporation, that alters the Percentage Stock Ownership of any Person or group. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treas. Reg. § 1.382-4(d)). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Stock by the Corporation.
21.“Transferee” means any Person to whom Corporation Securities are Transferred.
22.“Treasury Regulations” or “Treas. Reg.” means the regulations, including temporary regulations or any successor regulations, promulgated under the Code, as amended from time to time.
(B)    TRANSFER AND OWNERSHIP RESTRICTIONS. In order to preserve the Tax Benefits, from and after the Effective Date of this Article XIV any attempted Transfer of Corporation Securities prior to the Expiration Date and any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Expiration Date shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (i) any Person or Persons would become a 4.99-percent Stockholder or (ii) the Percentage Stock Ownership in the Corporation of any 4.99-percent Stockholder would be increased. The prior sentence is not intended to prevent Corporation Securities from being DTC-eligible and shall not preclude the settlement of any transaction in Corporation Securities entered into through the facilities of a national securities exchange; provided, however, that the Corporation Securities and parties involved in such transaction shall remain subject to the provisions of this Article XIV in respect of such transaction.
(C)    EXCEPTIONS.
1.Notwithstanding anything to the contrary herein, Transfers to a Public Group (including a new Public Group created under Treas. Reg. § 1.382-2T(j)(3)(i)) shall be permitted.
2.The restrictions set forth in Section (B) of this Article XIV shall not apply to an attempted Transfer that is a 4.99-percent Transaction if the transferor or the Transferee obtains the written approval of the Board of Directors or a duly authorized committee thereof. As a condition to granting its approval pursuant to this Section (C) of this Article XIV, the Board of Directors may, in its discretion, require (at the expense of the transferor and/or Transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in a limitation on the use of the Tax Benefits as a result of the application of Section 382 of the Code; provided that the Board of Directors may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is in the best interests of the Corporation. The Board of Directors may grant its approval in whole or in part with respect to such Transfer and may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Stock acquired through a Transfer. Approvals of the Board of Directors hereunder may be given prospectively or retroactively. The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Article XIV through duly authorized officers or agents of the Corporation. Nothing in this Section (C) of this Article XIV shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.
(D)    EXCESS SECURITIES.
1.No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). The Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Section (E) of this Article XIV or until an approval is obtained under Section (C) of this Article XIV. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this Section (D) or Section (E) of this Article XIV shall also be a Prohibited Transfer.
2.The Corporation may require as a condition to the registration of the Transfer of any Corporation Securities or the payment of any distribution on any Corporation Securities that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to its direct or indirect ownership interests in such Corporation Securities. The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article XIV, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Stock and other evidence that a Transfer will not be prohibited by this Article XIV as a condition to registering any transfer.
(E)    TRANSFER TO AGENT. If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer, then, upon written demand by the Corporation sent within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sale proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section (F) of this Article XIV if the Agent rather than the Purported Transferee had resold the Excess Securities.
(F)    APPLICATION OF PROCEEDS AND PROHIBITED DISTRIBUTIONS. The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (i) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (ii) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount (or fair market value) shall be determined at the discretion of the Board of Directors; and (iii) third, any remaining amounts shall be paid to one or more organizations selected by the Board of Directors which is described under Section 501(c)(3) of the Code (or any comparable successor provision) and contributions to which are eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2552 of the Code. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Section (F) of this Article XIV. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section (F) of this Article XIV inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.
(G)    MODIFICATION OF REMEDIES FOR CERTAIN INDIRECT TRANSFERS. In the event of any Transfer which does not involve a transfer of Corporation Securities within the meaning of Delaware law but which would cause a 4.99-percent Stockholder to violate a restriction on Transfers provided for in this Article XIV, the application of Sections (E) and (F) of this Article XIV shall be modified as described in this Section (G) of this Article XIV. In such case, no such 4.99-percent Stockholder shall be required to dispose of any interest that is not a Corporation Security, but such 4.99-percent Stockholder and/or any Person whose ownership of Corporation Securities is attributed to such 4.99-percent Stockholder (such 4.99-percent Stockholder or other Person, a “Remedial Holder”) shall be deemed to have disposed of and shall be required to dispose of sufficient Corporation Securities (which Corporation Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.99-percent Stockholder, following such disposition, not to be in violation of this Article XIV. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Corporation Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Sections (E) and (F) of this Article XIV, except that the maximum aggregate amount payable to a Remedial Holder in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. A Remedial Holder shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, following the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such 4.99-percent Stockholder or such other Person. The purpose of this Section (G) of this Article XIV is to extend the restrictions in Sections (B) and (E) of this Article XIV to situations in which there is a 4.99-percent Transaction without a direct Transfer of Corporation Securities, and this Section (G) of this Article XIV, along with the other provisions of this Article XIV, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.
(H)    LEGAL PROCEEDINGS; PROMPT ENFORCEMENT. If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Section (E) of this Article XIV (whether or not made within the time specified in Section (E) of this Article XIV), then the Corporation may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Section (H) of this Article XIV shall (i) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article XIV being void ab initio, (ii) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (iii) cause any failure of the Corporation to act within the time periods set forth in Section (E) of this Article XIV to constitute a waiver or loss of any right of the Corporation under this Article XIV. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article XIV.
(I)    LIABILITY. To the fullest extent permitted by law, any stockholder subject to the provisions of this Article XIV who knowingly violates the provisions of this Article XIV and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.
(J)    OBLIGATION TO PROVIDE INFORMATION. As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article XIV or the status of the Tax Benefits of the Corporation.
(K)    LEGENDS. The Board of Directors may require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to the restrictions on transfer and ownership contained in this Article XIV bear the following legend:
“THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION (THE “CERTIFICATE OF INCORPORATION”) CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER) THAT IS TREATED AS OWNED BY A 4.99-PERCENT STOCKHOLDER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES THAT VIOLATE THE TRANSFER RESTRICTIONS WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CERTIFICATE OF INCORPORATION TO CAUSE THE 4.99-PERCENT STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.”
The Board of Directors may also require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to conditions imposed by the Board of Directors under Section (C) of this Article XIV also bear a conspicuous legend referencing the applicable restrictions.
(L)    AUTHORITY OF BOARD OF DIRECTORS.
1.The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article XIV, including, without limitation, (i) the identification of 4.99-percent Stockholders, (ii) whether a Transfer is a 4.99-percent Transaction or a Prohibited Transfer, (iii) the Percentage Stock Ownership in the Corporation of any 4.99-percent Stockholder, (iv) whether an instrument constitutes a Corporation Security, (v) the amount (or fair market value) due to a Purported Transferee pursuant to Section (F) of this Article XIV, and (vi) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article XIV. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article XIV for purposes of determining whether any Transfer of Corporation Securities would jeopardize or endanger the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article XIV.
2.Nothing contained in this Article XIV shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (i) accelerate the Expiration Date, (ii) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this Article XIV, (iii) modify the definitions of any terms set forth in this Article XIV or (iv) modify the terms of this Article XIV as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.
3.In the case of an ambiguity in the application of any of the provisions of this Article XIV, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article XIV requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article XIV. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Corporation, the Agent, and all other parties for all other purposes of this Article XIV. The Board of Directors may delegate all or any portion of its duties and powers under this Article XIV to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article XIV through duly authorized officers or agents of the Corporation. Nothing in this Article XIV shall be construed to limit or restrict the Board of Directors in its exercise of its fiduciary duties under applicable law.
(M)    RELIANCE. To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation and the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article XIV. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by, any stockholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.
(N)    BENEFITS OF THIS ARTICLE XIV. Nothing in this Article XIV shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article XIV. This Article XIV shall be for the sole and exclusive benefit of the Corporation and the Agent.
(O)    SEVERABILITY. The purpose of this Article XIV is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits. If any provision of this Article XIV or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article XIV.
(P)    WAIVER. With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article XIV, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise or other indulgence.
THIRD: That, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by applicable law was voted in favor of the Amendment.
FOURTH: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Restated Certificate of Incorporation to be executed on this [____ day of_____________, 2015].

DIGIRAD CORPORATION

By:
Name: Title:

2015 ANNUAL MEETING OF STOCKHOLDERS OF

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DIGIRAD CORPORATION
1048 Industrial Court
Suwanee, GA 30024
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Matthew G. Molchan or Jeffrey E. Eberwein, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the 2015 Annual Meeting of Stockholders of Digirad Corporation to be held on May 1, 2015 or at any postponement or adjournment thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS IDENTIFIED IN ITEMS 1, 2, 3, AND 4. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED: “FOR” THE PROPOSALS IDENTIFIED IN ITEMS 1, 2, 3, AND 4, AND AS THE PROXY HOLDERS MAY DETERMINE IN THEIR DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.
(Continued and to be signed on the reverse side)

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2015 ANNUAL MEETING OF STOCKHOLDERS OF
DIGIRAD CORPORATION
May 1, 2015

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL : The Notice of Meeting, proxy statement and proxy card are available at http://drad.client.shareholder.com/sec.cfm

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS IDENTIFIED IN ITEMS 1, 2, 3, AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

1. Election of Directors:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES:				FOR	AGAINST	ABSTAIN
	O Jeffrey E. Eberwein O Matthew G. Molchan O John W. Climaco O Charles M. Gillman O John W. Sayward O Michael A. Cunnion		2.	The ratification of the appointment of Ernst & Young LLP as the independent auditors for the fiscal year ending December 31, 2015.	☐	☐	☐

			3.	The advisory (non-binding) approval of named executive officer compensation.	☐	☐	☐
			4.	Approval of a protective amendment to the Company’s Restated Certificate of Incorporation designed to protect the tax benefits of the Company’s net operating loss carryforwards.	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2014 Annual Report to Stockholders.

INSTRUCTIONS : To withhold authority to vote for any individual nominee(s), mark “ FOR ALL EXCEPT ” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporation name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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